                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

================================================================================

                       SERIES 2007-1 INDENTURE SUPPLEMENT
                           Dated as of April 24, 2007

                                       to

                                MASTER INDENTURE
                          Dated as of October 24, 2002

                                   ----------

                        FIRST NATIONAL MASTER NOTE TRUST,
                                     Issuer,

                                       and

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                 Indenture Trustee on behalf of the Noteholders

================================================================================

                        FIRST NATIONAL MASTER NOTE TRUST

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

   CREATION OF THE SERIES 2007-1 NOTES...................................     1

                                   ARTICLE II

   DEFINITIONS...........................................................     1

                                   ARTICLE III

                            NOTEHOLDER SERVICING FEE

Section 3.01. Servicing Compensation.....................................    14

                                   ARTICLE IV

             RIGHTS OF NOTEHOLDERS AND ALLOCATION AND APPLICATION OF
                                   COLLECTIONS

Section 4.01. Collections and Allocations................................    14
Section 4.02. Determination of Monthly Interest..........................    16
Section 4.03. Determination of Monthly Principal.........................    18
Section 4.04. Application of Available Finance Charge Collections and
              Available Principal Collections............................    18
Section 4.05. Investor Charge-Offs.......................................    21
Section 4.06. Reallocated Principal Collections..........................    21
Section 4.07. Excess Finance Charge Collections..........................    21
Section 4.08. Excess Principal Collections...............................    22
Section 4.09. Certain Series Accounts....................................    22
Section 4.10. Reserve Account............................................    24
Section 4.11. Spread Account.............................................    25
Section 4.12. Investment Instructions....................................    27
Section 4.13. Accumulation Period........................................    27
Section 4.14. Suspension of Accumulation Period..........................    28
Section 4.15. Determination of LIBOR.....................................    29
Section 4.16. Interchange................................................    30
Section 4.17. Foreign Accounts...........................................    31

                                    ARTICLE V

            DELIVERY OF NOTES; DISTRIBUTIONS; REPORTS TO NOTEHOLDERS

Section 5.01. Delivery and Payment for the Series 2007-1 Notes...........    31
Section 5.02. Distributions..............................................    31

Section 5.03. Reports and Statements to Series 2007-1 Noteholders........    32

                                   ARTICLE VI

   SERIES 2007-1 PAY OUT EVENTS..........................................    32

                                   ARTICLE VII

               REDEMPTION; FINAL DISTRIBUTIONS; SERIES TERMINATION

Section 7.01. Optional Redemption of Series 2007-1 Notes; Final
              Distributions..............................................    34
Section 7.02. Series Termination.........................................    35

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01. Ratification of Indenture; Amendments......................    36
Section 8.02. Form of Delivery of the Notes..............................    36
Section 8.03. Counterparts...............................................    36
Section 8.04. Governing Law..............................................    36
Section 8.05. Limitation of Liability....................................    36
Section 8.06. Rights of Indenture Trustee................................    36
Section 8.07. Additional Requirements for Registration of and Limitations
              on Transfer and Exchange of Notes..........................    37

EXHIBIT A-1   FORM OF CLASS A NOTE
EXHIBIT A-2   FORM OF CLASS B NOTE
EXHIBIT A-3   FORM OF CLASS C NOTE
EXHIBIT B     FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO
              INDENTURE TRUSTEE
EXHIBIT C     FORM OF MONTHLY REPORT TO NOTEHOLDERS
EXHIBIT D     FORM OF MONTHLY SERVICER'S CERTIFICATE

                       SERIES 2007-1 INDENTURE SUPPLEMENT

SERIES 2007-1 INDENTURE SUPPLEMENT, dated as of April 24, 2007 (the "Indenture Supplement"), between FIRST NATIONAL MASTER NOTE TRUST, a statutory trust organized and existing under the laws of the State of Delaware (herein, "Issuer" or the "Trust"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association, duly organized and existing under the laws of the United States, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, "Indenture Trustee") under the Master Indenture, dated as of October 24, 2002, and amended by the First Amendment to Master Indenture, dated as of November 17, 2003 (as amended, the "Indenture"), between Issuer and Indenture Trustee.

Pursuant to Section 2.11 of the Indenture, Transferor may direct Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                    ARTICLE I

                      CREATION OF THE SERIES 2007-1 NOTES

There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "First National Master Note Trust, Series 2007-1" or the "Series 2007-1 Notes." The Series 2007-1 Notes shall be issued in three Classes, known as the "Class A Floating Rate Asset Backed Notes, Series 2007-1," the "Class B Floating Rate Asset Backed Notes, Series 2007-1," and the "Class C Floating Rate Asset Backed Notes, Series 2007-1."

Series 2007-1 shall be included in Group One and shall be a Principal Sharing Series. Series 2007-1 shall be an Excess Allocation Series with respect to Group One only. Series 2007-1 shall not be subordinated to any other Series. Series 2007-1 shall not be a Paired Series.

                                   ARTICLE II

                                   DEFINITIONS

Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

"Accumulation Period" means, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Accumulation Date and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series Termination Date.

"Accumulation Period Length" is defined in Section 4.13.

"Accumulation Shortfall" means (a) for the first Distribution Date during the Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.04(c)(i) for the previous Distribution Date.

"Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction:

          (a) the numerator of which shall be equal to:

               (i) for Principal Collections during the Revolving Period, and for Finance Charge Collections during the Revolving Period and the Accumulation Period, and for Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date); or

               (ii) for Finance Charge Collections during the Rapid Amortization Period and for Principal Collections during the Rapid Amortization Period and the Accumulation Period, the Collateral Amount at the end of the last day of the Revolving Period, or, with respect to Finance Charge Collections, if later, at the end of the last day of the Accumulation Period;

     provided, however, that prior to the occurrence of a Pay Out Event Transferor may, by written notice to Indenture Trustee, Servicer and each Rating Agency, reduce the numerator used for purposes of allocating Principal Collections and Finance Charge Collections to Series 2007-1 at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) Transferor shall have delivered to Indenture Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2007-1; and provided, further, that Transferor may designate that the numerator for Finance Charge Collections during the Rapid Amortization Period will be the Collateral Amount at the end of the last day of the prior Monthly Period by notice to Servicer and Indenture Trustee, if the Rating Agency Condition has been met; and

          (b) the denominator of which shall be the greater of (x) the Aggregate Principal Balance determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding PSA Series (other than any Series represented by the Collateral Certificate) on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the denominator of the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period using amounts determined as of the close of business on the subject Reset Date.

"Available Finance Charge Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2007-1 for such Monthly Period, plus (c) Principal Accumulation Investment Earnings, if any, with respect to the related Transfer Date, plus (d) amounts on deposit in the Reserve Account and Spread Account deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsections 4.10(b) or (d) and 4.11(g).

"Available Principal Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.06 are required to be applied on the related Distribution Date, plus (c) any Excess Principal Collections allocated to Series 2007-1 for such Monthly Period, plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.04(a)(v) and (vi) for the related Distribution Date.

"Available Reserve Account Amount" means, for any Transfer Date, the lesser of
(a) the amount on deposit in the Reserve Account (including Investment Earnings to the extent retained in the Reserve Account pursuant to subsection 4.10(b) on such date or any prior Transfer Date, and before giving effect to any deposit to or withdrawal from the Reserve Account made or to be made on such date) and (b) the Required Reserve Account Amount for such Transfer Date.

"Available Spread Account Amount" means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

"Base Rate" means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) the Monthly Interest and (ii) the Noteholder Servicing Fee (calculated by assuming that Interchange allocated to Series 2007-1 equals or exceeds Servicer Interchange for such Monthly Period), each with respect to the related

Distribution Date, and (b) the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account as of the first day of such Monthly Period.

"Class A Default Interest" is defined in subsection 4.02(a).

"Class A Interest Shortfall" is defined in subsection 4.02(a).

"Class A Monthly Interest Payment" is defined in subsection 4.02(a).

"Class A Note Initial Principal Balance" means $411,250,000.

"Class A Note Interest Rate" means a per annum rate of 0.04% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

"Class A Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class A Noteholders on or prior to such date.

"Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

"Class A Notes" means any one of the Notes executed by Issuer and authenticated by or on behalf of Indenture Trustee, substantially in the form of Exhibit A-1.

"Class A Required Amount" means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.04(a)(i) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

"Class B Default Interest" is defined in subsection 4.02(b).

"Class B Interest Shortfall" is defined in subsection 4.02(b).

"Class B Monthly Interest Payment" is defined in subsection 4.02(b).

"Class B Note Initial Principal Balance" means $40,000,000.

"Class B Note Interest Rate" means a per annum rate of 0.20% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

"Class B Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class B Noteholders on or prior to such date.

"Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

"Class B Notes" means any one of the Notes executed by Issuer and authenticated by or on behalf of Indenture Trustee, substantially in the form of Exhibit A-2.

"Class B Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(ii) over the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

"Class C Default Interest" is defined in subsection 4.02(c).

"Class C Interest Shortfall" is defined in subsection 4.02(c).

"Class C Monthly Interest Payment" is defined in subsection 4.02(c).

"Class C Note Initial Principal Balance" means $48,750,000.

"Class C Note Interest Rate" means a per annum rate of 0.45% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

"Class C Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to Class C Noteholders on or prior to such date.

"Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

"Class C Notes" means any one of the Notes executed by Issuer and authenticated by or on behalf of Indenture Trustee, substantially in the form of Exhibit A-3.

"Closing Date" means April 24, 2007.

"Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) the Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2007-1 Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) the balance on deposit in the Principal Accumulation Account, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.04(a)(vi) prior to such date.

"Controlled Accumulation Amount" means, (a) for any Transfer Date with respect to the Accumulation Period an amount equal to one-twelfth of the Collateral Amount at the end of the Revolving Period; provided, however, that if the Accumulation Period Length is determined to be less than twelve (12) months pursuant to Section 4.13 or 4.14, the Controlled Accumulation Amount shall be equal to (i) the Initial Collateral Amount divided by (ii) the Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Transfer Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

"Controlled Accumulation Date" means April 1, 2009, or such later date as is determined in accordance with Sections 4.13 and 4.14.

"Controlled Deposit Amount" means, for any Transfer Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

"Covered Amount" means an amount, determined as of each Transfer Date for any Interest Period, equal to the sum of (a) the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account up to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, plus (b) the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Principal Balance as of the Record Date preceding such Transfer Date up to the Class B Principal Balance as of the Record Date preceding such Transfer Date, plus (c) the product of (i) a fraction the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C
Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Principal Balance and the Class B Principal Balance as of the Record Date preceding such Transfer Date.

"Default Amount" means, with respect to any Transfer Date, the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Accounts which became Defaulted Accounts during the Related Monthly Period.

"Default Interest" means, for any Distribution Date, an amount equal to the sum of Class A Default Interest, Class B Default Interest and Class C Default Interest for such Distribution Date.

"Designated Maturity" means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

"Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund, unauthorized charge, fraudulent or counterfeit charge or billing error to an Obligor, (b) because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, (c) because of a credit pursuant to a debt cancellation or debt deferral program which is not recovered from Collections or from Insurance Proceeds or (d) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

"Distribution Account" is defined in subsection 4.09(a).

"Distribution Date" means June 15, 2007 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

"Excess Servicing Fee" means, for each Distribution Date following a Servicer Default and the appointment of a Successor Servicer, an amount equal to one-twelfth of the product of the Collateral Amount as of the last day of the preceding Monthly Period and the excess of the market rate servicing fee percentage determined by Indenture Trustee over the Series Servicing Fee Percentage plus, if the Indenture Trustee is the Successor Servicer, an amount equal to the amount of the reduction to the applicable Noteholder Servicing Fee pursuant to the second proviso in Section 3.01 which is attributable to the fact that Interchange included in Finance Charge Collections for the Related Monthly Period and allocated to Series 2007-1 is less than Servicer Interchange for such Monthly Period. Indenture Trustee may determine the market rate servicing fee percentage by soliciting three or more written bids from qualified successors servicers and averaging the rates offered in the bids.

"Excess Spread Percentage" means Net Yield.

"Expected Principal Payment Date" means April 15, 2010.

"Finance Charge Account" is defined in Section 4.09(a).

"Finance Charge Collections" means Collections of Finance Charge Receivables.

"Finance Charge Shortfall" means, for any Distribution Date and the related Transfer Date, an amount equal to the excess, if any, of (a) the full amount required to be deposited or distributed, without duplication, pursuant to subsections 4.04(a)(i) through (viii) on such dates over (b) amounts available for such deposits and distributions from the Available Finance Charge Collections for the Related Monthly Period (excluding any portion thereof attributable to Excess Finance Charge Collections) and the Spread Account.

"Foreign Account" means an Account, which as of July 31, 1995 (or, with respect to Additional Accounts, as of the relevant Addition Date) was an Eligible Account, but subsequent to such date the Obligor of which has provided, as its most recent billing address, an address which is not located in the United States or its territories or possessions.

"Group One" means Series 2007-1, the outstanding PSA Series (other than any Series represented by the Collateral Certificate) and each other Series specified in the related Indenture Supplement to be included in Group One.

"Initial Collateral Amount" means $500,000,000.

"Interest Period" means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date.

"Investment Earnings" means, for any Transfer Date (and the related Distribution
Date), all interest and earnings on Permitted Investments included in the applicable Series Account (net of losses and investment expenses) during the period commencing on and including the Transfer Date immediately preceding such Transfer Date and ending on but excluding such Transfer Date.

"Investor Charge-Offs" is defined in Section 4.05.

"Investor Default Amount" means, with respect to any Monthly Period, an amount equal to the product of (a) the Default Amount for such Monthly Period and (b) the Allocation Percentage for Default Amounts for such Monthly Period.

"Investor Finance Charge Collections" means, with respect to any Date of Processing, an amount equal to the product of (a) the Allocation Percentage for such Date of Processing and (b) Finance Charge Collections received on such date and, with respect to any Monthly Period, the aggregate of such sums for each Date of Processing in such Monthly Period.

"Investor Principal Collections" means, with respect to any Date of Processing, an amount equal to the product of (a) the Allocation Percentage for such day and
(b) Principal Collections received on such Date of Processing and, with respect to any Monthly Period, the aggregate of such sums for each Date of Processing in such Monthly Period.

"LIBOR" means, for any Interest Period, an interest rate per annum for such Interest Period determined by Indenture Trustee in accordance with the provisions of Section 4.15.

"LIBOR Determination Date" means (i) April 20, 2007 for the first Interest Period and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

"London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

"Monthly Interest" means, for any Distribution Date, the sum of the Class A Monthly Interest Payment, the Class B Monthly Interest Payment, and the Class C Monthly Interest Payment for such Distribution Date.

"Monthly Period" means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the June 15, 2007 Distribution Date shall mean the period from and including the Closing Date to and including the last day of May, 2007.

"Monthly Principal" is defined in Section 4.03.

"Monthly Principal Reallocation Amount" means, for any Monthly Period, an amount equal to the sum of:

          (a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) 17.75% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the Related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero; and

          (b) the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of
     (I) 9.75% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the Related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as determined pursuant to clause (a) above) and (B) zero.

"Net Yield" means, with respect to any Monthly Period, Portfolio Yield with respect to such Monthly Period minus the Base Rate with respect to such Monthly Period.

"Note Principal Balance" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

"Noteholder Servicing Fee" is defined in Section 3.01.

"Permitted Investments" is defined in Annex A to the Indenture.

"Portfolio Yield" means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections and any amounts withdrawn from the Spread Account, except that Excess Finance Charge Collections from other Series applied for the benefit of Series 2007-1 Notes may be included if the Rating Agency Condition is met), minus (ii) the Investor Default Amount and the Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account as of the first day of such Monthly Period.

"Principal Account" is defined in subsection 4.09(a).

"Principal Accumulation Account" is defined in subsection 4.09(a).

"Principal Accumulation Account Balance" means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

"Principal Accumulation Investment Earnings" means, with respect to each Transfer Date, the Investment Earnings, if any, on funds in the Principal Accumulation Account.

"Principal Collections" means Collections of Principal Receivables.

"Principal Shortfall" means (a) for any Distribution Date (and related Transfer
Date), with respect to the Revolving Period, zero, (b) for any Distribution Date (and related Transfer Date), with respect to the Accumulation Period, an amount equal to the excess, if any, of the Controlled Deposit Amount with respect to such date over the amount of Available Principal Collections for the Related Monthly Period (excluding any portion thereof attributable to Excess Principal Collections) and (c) for any Distribution Date (and related Transfer Date), with respect to the Rapid Amortization Period, an amount equal to the excess, if any, of the Collateral Amount with respect to such Transfer Date over the amount of Available Principal Collections for the Related Monthly Period (excluding any portion thereof attributable to Excess Principal Collections).

"PSA Series" means a Series under (and as defined in) the Pooling and Servicing Agreement.

"Qualified Maturity Agreement" means an agreement in which a Qualified Maturity Agreement Institution agrees to make a deposit into the Principal Accumulation Account on or before the Expected Principal Payment Date in an amount equal to the initial Note Principal Balance (reduced by any amount on deposit in the Principal Accumulation Account.

"Qualified Maturity Agreement Institution" means a counterparty having short-term debt ratings of no less than "P-1/A-1+" by Moody's and Standard & Poor's, respectively, or long-term unsecured ratings of no less than "Aa3" by Moody's and "AA-" by Standard & Poor's.

"Quarterly Net Yield" means, for any Distribution Date, the average of the Net Yields for each of the three preceding Monthly Periods, and, for purposes of the June, 2007 and July, 2007 Distribution Dates, the Net Yields for March and April, 2007 shall be deemed to be 7.20% and 6.80%, respectively.

"Rapid Amortization Period" means the period commencing on the date on which a Trust Pay Out Event or a Series 2007-1 Pay Out Event is deemed to occur and ending on the Series Termination Date.

"Rating Agency" means each of Moody's and Standard & Poor's.

"Reallocated Principal Collections" means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.06 in an amount not to exceed the Monthly Principal Reallocation Amount for the Related Monthly Period.

"Reassignment Amount" means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series 2007-1 Noteholders, plus (iii) the amount of Default Interest, if any, for the related Distribution Date and any Default Interest previously due but not distributed to the Series 2007-1 Noteholders on a prior Distribution Date.

"Reference Banks" means four major banks in the London interbank market selected by Servicer.

"Required Reserve Account Amount" means, for any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Note Principal Balance or (b) any other amount designated by Transferor; provided, however, that if such designation is of a lesser amount, Transferor shall (i) provide Servicer and Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2007-1.

"Required Retained Transferor Percentage" means, for purposes of Series 2007-1, 4%.

"Required Spread Account Amount" means, for any date of determination, (a) prior to the occurrence of a Pay Out Event, the product of (i) the Spread Account Percentage in effect on such date and (ii) the Initial Collateral Amount; provided that the Required Spread Account Amount shall not exceed the Class C Note Principal Balance minus the excess, if any, of the Principal Accumulation Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination and (b) after the occurrence of a Pay Out Event, an amount equal to the Class C Note Principal Balance on such date of determination.

"Reserve Account" is defined in subsection 4.09(a).

"Reserve Account Funding Date" means the Transfer Date designated by Servicer which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences three months prior to the commencement of the Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.14); (b) the first Transfer Date for which the Quarterly Net Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences twelve months prior to the commencement of the Accumulation Period; (c) the first Transfer Date for which the Quarterly Net Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences six months prior to the commencement of the Accumulation Period; and (d) the first Transfer Date for which the Quarterly Net Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences four months prior to the commencement of the Accumulation Period; provided, however, that subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by Servicer; provided, further, that if a Qualified Maturity Agreement has been assigned to the Indenture Trustee in accordance with the provisions of
Section 4.14, the Reserve Account Funding Date shall be the Distribution Date immediately following the date on which a Qualified Maturity Agreement is terminated if (w) such Qualified Maturity Agreement is terminated because the provider of such Qualified Maturity Agreement ceases to qualify as a Qualified Maturity Agreement Institution, (x) such Qualified Maturity Agreement is terminated prior to the earlier of the Expected Principal Payment Date and the commencement of the Rapid Amortization Period, (y) such Qualified Maturity Agreement is terminated after the later of the last day of the March, 2009 Monthly Period and, at the election of Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section
4.13 (as determined on the date of such termination) and (z) Transferor does not obtain a substitute Qualified Maturity Agreement.

"Reserve Account Surplus" means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

"Reserve Draw Amount" means, with respect to each Transfer Date relating to the Accumulation Period or the first Transfer Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Accumulation Investment Earnings for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

"Reset Date" means:

          (a) each Addition Date and each "Addition Date" (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Additional Accounts;

          (b) each Removal Date and each "Removal Date" (as such term is defined in the Pooling and Servicing Agreement) on which Principal Receivables are removed from the Receivables Trust;

          (c) each date on which there is an increase in the outstanding balance of any Variable Interest or any variable funding certificate issued pursuant to the Pooling and Servicing Agreement; and

          (d) each date on which a new Series or Class of Notes is issued and each date on which a new "Series" or "Class" (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.

"Revolving Period" means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Accumulation Period commences or the day the Rapid Amortization Period commences.

"Series 2007-1" means the Series of Notes the terms of which are specified in this Indenture Supplement.

"Series 2007-1 Final Maturity Date" means the April, 2013 Distribution Date.

"Series 2007-1 Note" means a Class A Note, a Class B Note or a Class C Note.

"Series 2007-1 Noteholder" means a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

"Series 2007-1 Pay Out Event" is defined in Section 6.01.

"Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series and PSA Series for such Monthly Period; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage will be the percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Collections for Series 2007-1 for each day during that Monthly Period divided by the total number of days in such Monthly Period and the denominator of which is an amount equal to the sum of the numerators used in determining the Allocation Percentages for Finance Charge Receivables for all outstanding Series and PSA Series for each day during such Monthly Period divided by the total number of days in such Monthly Period.

"Series Servicing Fee Percentage" means 2% per annum.

"Series Termination Date" means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2007-1 Final Maturity Date.

"Servicer Interchange" means, with respect to any Monthly Period, an amount equal to one-twelfth of the product of (a) 1.50% and (b) the Collateral Amount as of the last day of the preceding Monthly Period; provided, however, that Servicer Interchange for the June, 2007 Distribution Date shall be $791,667.

"Servicing Fee Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.04(a)(iii) over (a) the Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.04(a).

"Spread Account" is defined in subsection 4.11(a).

"Spread Account Deficiency" means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

"Spread Account Percentage" means, for any Distribution Date, the applicable percentage determined as follows:

  If the Quarterly Net Yield
 on such Distribution Date is   then the Spread
-----------------------------       Account
greater than                    Percentage will
or equal to:   and less than:        equal:
------------   --------------   ---------------
    5.50%                            1.00%
    5.00%           5.50%            1.50%
    4.75%           5.00%            2.00%
    4.50%           4.75%            2.50%
    4.00%           4.50%            3.00%
    3.50%           4.00%            4.00%
    3.00%           3.50%            5.25%
    2.00%           3.00%            6.25%
                    2.00%            6.50%

The Initial Spread Account Percentage shall be 1.00%. The Spread Account Percentage shall remain unchanged until (a) it is increased to a higher required percentage as specified above or (b) the Distribution Date on which the Quarterly Net Yield has increased to a level above that for the then effective Spread Account Percentage on each of the three immediately preceding Distribution Dates (inclusive of the current Distribution Date), in which case the Spread Account Percentage shall be decreased to the next lowest percentage specified above.

"Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such page as may replace that page in that service for the purpose of displaying comparable rates or prices).

"Uncovered Dilution Amount" means, for any Distribution Date, an amount equal to the product of (a) the Series Allocation Percentage for the Related Monthly Period times (b) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.09 of the Transfer and Servicing Agreement or Section 4.03(c) of the Pooling and Servicing Agreement, as applicable, but has not been made (either directly by the Transferor or from Principal Collections otherwise distributable to the Holder of the Transferor Interest).

Each capitalized term defined herein shall relate to the Series 2007-1 Notes and no other Series of Notes issued by Issuer, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture.

The interpretive rules specified in Section 1.02 of the Indenture also apply to this Indenture Supplement. If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

                                   ARTICLE III

                            NOTEHOLDER SERVICING FEE

     SECTION 3.01. SERVICING COMPENSATION. The share of the Servicing Fee allocable to Series 2007-1 for any Transfer Date (the "Noteholder Servicing Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be equal to $1,055,555; provided, further, that if FNBO or Indenture Trustee is Servicer, the Noteholder Servicing Fee shall be reduced by the amount, if any, by which the Servicer Interchange for such Monthly Period exceeds the amount of Interchange included as Finance Charge Collections allocable to the Series 2007-1 Notes with respect to such Monthly Period pursuant to Section 4.16 of this Indenture Supplement. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Interest or the Noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall Issuer, Indenture Trustee or the Series 2007-1 Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Interest or the Noteholders of any other Series.

                                   ARTICLE IV

                      RIGHTS OF NOTEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

     SECTION 4.01. COLLECTIONS AND ALLOCATIONS.

          (a) Finance Charge Collections, Principal Collections and Receivables in Defaulted Accounts shall be allocated and distributed to Series 2007-1 as set forth in this Article.

          (b) On each Date of Processing, Servicer shall allocate to the Series 2007-1 Noteholders the following amounts as set forth below:

               (i) Allocations of Finance Charge Collections. An amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing shall be allocated to the Series 2007-1 Noteholders and, first, deposited to the Finance Charge Account to the extent required by Section 4.03 of the Pooling and Servicing Agreement or Section 8.04 of the Indenture and subsection 4.01(c) below, and, second, paid to the Holder of the Transferor Interest.

               (ii) Allocations of Principal Collections.

                    (A) Allocations During the Revolving Period.

                         (1) During the Revolving Period an amount equal to the
                    product of the Allocation Percentage and the aggregate amount of Principal Collections processed on each Date of Processing, shall be allocated to the Series 2007-1 Noteholders and, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited to and retained in the Principal Account to the extent necessary for application as Excess Principal Collections for other Principal Sharing Series on the related Distribution Date, second, deposited to the Excess Funding Account to the extent necessary so that (x) the Transferor Interest is not less than the Minimum Transferor Interest and (y) the sum of the Principal Receivables in the Trust plus the amount on deposit in the Excess Funding Account equals or exceeds the Minimum Aggregate Principal Receivables and, third, paid to the Holder of the Transferor Interest.

                         (2) With respect to each Monthly Period falling in the
                    Revolving Period, to the extent that Principal Collections allocated to the Series 2007-1 Noteholders pursuant to this subsection 4.01(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.06.

                    (B) Allocations During the Accumulation Period. During the
               Accumulation Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on each Date of Processing shall be allocated to the Series 2007-1 Noteholders and deposited into the Principal Account in accordance with Section 8.04 of the Indenture and subsection 4.01(c).

                    (C) Allocations During the Rapid Amortization Period. During
               the Rapid Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on each Date of Processing shall be allocated to the Series 2007-1 Noteholders and deposited into the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be, first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited to and retained in the Principal Account for application, to the extent necessary, as Excess Principal Collections to other Principal Sharing Series on the related Distribution Date, second, deposited in the Excess Funding Account to the extent necessary so that (x) the Transferor Interest is not less than the Minimum Transferor Interest and (y) the sum of the Principal Receivables in the Trust plus the amount on deposit in the Excess Funding Account equals or exceeds the Minimum Aggregate Principal Receivables and, third, paid to the holders of the Transferor Interest.

          (c) During any period when Servicer is permitted by Section 4.03 of the Pooling and Servicing Agreement or Section 8.04 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 4.01(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited,
     (x) may be deposited net of any amounts required to be distributed to Transferor and, if FNBO is Servicer, Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Finance Charge Collections) and the Principal Account (in the case of Collections of Principal Receivables (not including any Excess Principal Collections allocated to Series 2007-1 pursuant to Section 4.03(e) of the Pooling and Servicing Agreement or Section 8.05 of the Indenture)). The exception to the daily deposit requirements provided by Section 4.03(a)(ii) of the Pooling and Servicing Agreement or by the second paragraph of Section 8.04(a) of the Indenture shall not be available during any Monthly Period during the Rapid Amortization Period, or at any time that (A) the Transferor Interest is less than the Minimum Transferor Interest, (B) the Available Spread Account Amount is less than the Required Spread Account Amount or (C) the sum of the Principal Receivables in the Trust plus the amount on deposit in the Excess Funding Account is less than the Minimum Aggregate Principal Receivables. For purposes of Section 4.03(a)(ii) of the Pooling and Servicing Agreement and the second paragraph of Section 8.04(a) of the Indenture, the amount of Principal Collections required to be deposited or distributed on or prior to the related Distribution Date during the Accumulation Period shall include an amount equal to the Controlled Deposit Amount.

          Notwithstanding the provisions of Section 4.03(a)(ii) of the Pooling and Servicing Agreement and the second paragraph of Section 8.04(a) of the Indenture, all Finance Charge Collections for each Monthly Period shall be deposited daily and retained until the delivery of the statement required by Section 5.03(b). On or after delivery of such statement, Finance Charge Collections for the Related Monthly Period which are not required to be deposited or distributed pursuant to such statement may be withdrawn by Servicer.

          (d) On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

     SECTION 4.02. DETERMINATION OF MONTHLY INTEREST.

          (a) The amount of monthly interest ("Class A Monthly Interest Payment") distributable from the Distribution Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).

          On the Determination Date preceding each Distribution Date, Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of
     (x) the aggregate amount accrued pursuant to this Section 4.02(a) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount. If the Class A Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Default Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Default Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest Payment") distributable from the Distribution Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

          On the Determination Date preceding each Distribution Date, Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of
     (x) the aggregate amount accrued pursuant to this Section 4.02(b) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class B Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Default Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Default Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest ("Class C Monthly Interest Payment") distributable from the Distribution Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).

          On the Determination Date preceding each Distribution Date, Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of
     (x) the aggregate amount accrued pursuant to this Section 4.02(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class C Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Default Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Default Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

     SECTION 4.03. DETERMINATION OF MONTHLY PRINCIPAL. The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Transfer Date (the "Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of
(i) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Transfer Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06) prior to any deposit into the Principal Accumulation Account on such Transfer Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

     SECTION 4.04. APPLICATION OF AVAILABLE FINANCE CHARGE COLLECTIONS AND AVAILABLE PRINCIPAL COLLECTIONS. On or before each Transfer Date, Servicer shall instruct Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account as follows:

          (a) On each Transfer Date, an amount equal to the Available Finance Charge Collections for the Related Monthly Period will be withdrawn from the Finance Charge Account and distributed or deposited by Indenture Trustee in the following priority:

               (i) an amount equal to Class A Monthly Interest Payment for such Distribution Date, plus any Class A Interest Shortfall, plus the amount of any Class A Default Interest for such Distribution Date, plus the amount of any Class A Default Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be deposited into the Distribution Account for distribution to the Class A Noteholders;

               (ii) an amount equal to Class B Monthly Interest Payment for such Distribution Date, plus any Class B Interest Shortfall, plus the amount of any Class B Default Interest for such Distribution Date, plus the amount of any Class B Default Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited into the Distribution Account for distribution to the Class B Noteholders;

               (iii) an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to Servicer on a prior Transfer Date, shall be distributed to Servicer;

               (iv) an amount equal to Class C Monthly Interest Payment for such Distribution Date, plus any Class C Interest Shortfall, plus the amount of any Class C Default Interest for such Distribution Date, plus the amount of any Class C Default Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be deposited into the Distribution Account for distribution to the Class C Noteholders;

               (v) an amount equal to the Investor Default Amount and any Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and deposited into the Principal Account for application pursuant to this Section 4.04;

               (vi) an amount equal to the sum of the aggregate amounts of Investor Charge-Offs and Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vi) shall be treated as a portion of Available Principal Collections for such Distribution Date and deposited into the Principal Account for application pursuant to this Section 4.04;

               (vii) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

               (viii) an amount equal to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount shall be deposited into the Spread Account; and

               (ix) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date to be applied in accordance with Section 4.07.

          (b) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the Related Monthly Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.08.

          (c) On each Transfer Date with respect to the Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Principal Collections for the Related Monthly Period shall be withdrawn from the Principal Account and distributed or deposited in the following order of priority:

               (i) on each Transfer Date with respect to the Accumulation Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Principal Accumulation Account;

               (ii) on each Transfer Date with respect to the Rapid Amortization Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Distribution Account for distribution to the Class A Noteholders until the Class A Note Principal Balance has been paid in full;

               (iii) on each Transfer Date with respect to the Rapid Amortization Period, after giving effect to clause (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account for distribution to the Class B Noteholders until the Class B Note Principal Balance has been paid in full;

               (iv) on each Transfer Date with respect to the Rapid Amortization Period, after giving effect to clauses (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account for distribution to the Class C Noteholders until the Class C Note Principal Balance has been paid in full; and

               (v) on each Transfer Date with respect to the Accumulation Period or the Rapid Amortization Period, the balance of such Available Principal Collections remaining after giving effect to clauses (i) through (iv) above shall be retained in the Principal Account to be treated as Excess Principal Collections and applied in accordance with Section 4.08.

          (d) On each Distribution Date, Indenture Trustee shall make distributions from the Distribution Account in accordance with Section 5.02 as follows: (i) to the Class A Noteholders, the amount deposited into the Distribution Account pursuant to subsections 4.04(a)(i) and 4.04(c)(ii);
     (ii) to the Class B Noteholders, the amount deposited into the Distribution Account pursuant to subsections 4.04(a)(ii) and 4.04(c)(iii); and (iii) to the Class C Noteholders, the amount deposited into the Distribution Account pursuant to subsections 4.04(a)(iv) and 4.04(c)(iv).

          (e) On the earlier to occur of (i) the first Transfer Date during the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal Payment Date, Indenture Trustee shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account amounts necessary to pay, first, to the Class A Noteholders, until paid in full, second, to the Class B Noteholders, until paid in full, and, third, to the Class C Noteholders, until paid in full, the amounts deposited into the Principal Accumulation Account pursuant to subsections 4.04(c)(i). In accordance with Section 5.02, on the related Distribution Date, Indenture Trustee shall pay from the Distribution Account to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, as applicable, the amounts deposited into the Distribution Account for the account of such Noteholders pursuant to this subsection 4.04(e).

     SECTION 4.05. INVESTOR CHARGE-OFFS. On each Determination Date, Servicer shall calculate the Investor Default Amount and any Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and any Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.04(a)(v) with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor Charge-Off").

     SECTION 4.06. REALLOCATED PRINCIPAL COLLECTIONS. On each Transfer Date, Servicer shall apply, or shall instruct Indenture Trustee in writing to apply, Investor Principal Collections with respect to such Transfer Date, in an amount not to exceed the Monthly Principal Reallocation Amount for the Related Monthly Period, to fund any deficiency in amounts otherwise available for deposit and distribution pursuant to and in the priority set forth in subsections 4.04(a)(i), (ii) and (iii), after giving effect to any application of funds from the Spread Account pursuant to Section 4.11, any application of funds from the Reserve Account pursuant to Section 4.10 and after allocation and application of Excess Finance Charge Collections pursuant to Section 4.07 to cover such payments. On each Transfer Date, the Collateral Amount shall be reduced by the amount of such Reallocated Principal Collections, if any, for such Transfer Date.

     SECTION 4.07. EXCESS FINANCE CHARGE COLLECTIONS. Excess Finance Charge Collections from all Excess Allocation Series in Group One will be allocated to cover any Finance Charge Shortfall or finance charge shortfalls for other Excess Allocation Series in Group One pursuant to Section 4.03(f) of the Pooling and Servicing Agreement or Section 8.06 of the Indenture, as applicable, except that, following a Servicer Default and the appointment of a Successor Servicer, Excess Finance Charge Collections remaining after their application to cover Finance Charge Shortfalls and other finance charge shortfalls for Group One, shall be paid to the Successor Servicer to pay any unpaid Excess Servicing Fees or other unpaid excess servicing fees for all Excess Allocation Series in Group One prior to any distribution to the Holder of the Transferor Interest. If the remaining Excess Finance Charge Collections do not exceed the aggregate amount of such unpaid fees, the remaining Excess Finance Charge Collections shall be allocated among the Group One Excess Allocation Series pro rata based on the amount of unpaid excess servicing fees for each such Series. Excess Finance Charge Collections with respect to Group One shall be allocated to Series 2007-1 in accordance with this Section 4.07, without regard to whether the Rating Agency Condition has been met for purposes of the definition of "Portfolio Yield." On each Transfer Date, Indenture Trustee, at the written direction of the Servicer, shall deposit Excess Finance Charge Collections allocated to Series 2007-1 to the Finance Charge Account prior to the applications to be made pursuant to Section 4.04.

     SECTION 4.08. EXCESS PRINCIPAL COLLECTIONS. Excess Principal Collections from all Principal Sharing Series in Group One will be allocated to cover any Principal Shortfall or principal shortfalls for other Principal Sharing Series in Group One pursuant to Section 4.03(e) of the Pooling and Servicing Agreement or Section 8.05 of the Indenture, as applicable. If (i) any Principal Shortfall remains after such allocation, (ii) any Series in Group One is in an Amortization Period and (iii) the amount on deposit in the Excess Funding Account is greater than zero, amounts on deposit in the Excess Funding Account will be treated as Excess Principal Collections and allocated to cover any remaining Principal Shortfall or principal shortfalls for other Principal Sharing Series in Group One pursuant to Section 4.02(e) of the Pooling and Servicing Agreement or Section 8.03 of the Indenture, as applicable. Indenture Trustee, at the written direction of the Servicer, shall deposit Excess Principal Collections allocated to Series 2007-1 to the Principal Accumulation Account or the Distribution Account, as applicable.

     SECTION 4.09. CERTAIN SERIES ACCOUNTS.

          (a) Indenture Trustee shall establish and maintain with a Qualified Institution, which may be Indenture Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, six segregated trust accounts with such Qualified Institution (the "Finance Charge Account," the "Principal Account," the "Principal Accumulation Account," the "Distribution Account," the "Spread Account," the "Reserve Account"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2007-1 Noteholders. The Finance Charge Account, the Principal Account, the Principal Accumulation Account, the Distribution Account, the Reserve Account and the Spread Account are hereby designated as the Series Accounts for the Series 2007-1 Notes. Except as otherwise provided in Section 4.11, Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in each Series Account and in all proceeds thereof. Except as otherwise provided in Section 4.11, each Series Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Series 2007-1 Noteholders. If at any time the institution holding a Series Account ceases to be a Qualified Institution, Transferor shall notify Indenture Trustee in writing, and Indenture Trustee upon being notified (or Servicer on its behalf) shall, within ten (10) Business Days, establish a new Series

     Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Series Account. Indenture Trustee, at the written direction of Servicer, shall make withdrawals from and deposits to each Series Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement. Indenture Trustee at all times shall maintain accurate records reflecting each transaction in each Series Account, so long as such accounts are established and maintained with Indenture Trustee.

          (b) Funds on deposit in each Series Account from time to time shall be invested and reinvested at the written direction of Servicer by Indenture Trustee in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Indenture Trustee shall not be held liable for the performance of any Permitted Investments made in accordance with the terms hereof.

          On each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, Indenture Trustee, acting at Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Earnings on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.04(a).

          Principal Accumulation Investment Earnings (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

          On each Distribution Date, all Investment Earnings on funds on deposit in the Principal Account, the Finance Charge Account and the Distribution Account shall be deposited by Indenture Trustee in a separate deposit account with a Qualified Institution in the name of Servicer, or a Person designated in writing by Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by Indenture Trustee to Servicer.

          (c) Indenture Trustee shall hold such of the Permitted Investments of funds in any Series Account as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of Indenture Trustee, (b) such securities intermediary shall treat Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than Indenture Trustee to comply with entitlement orders originated by such other person or entity,
     (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.09(c), Indenture Trustee shall not hold Permitted Investments through an agent or nominee.

          (d) No Permitted Investment in any Series Account shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Permitted Investment or (ii) prior to the maturity of such Permitted Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Permitted Investment.

     SECTION 4.10. RESERVE ACCOUNT.

          (a) Indenture Trustee, at the written direction of Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(vii).

          (b) On each Transfer Date, all Investment Earnings accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for the Related Monthly Period. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, Investment Earnings on such funds shall be deemed not to be available or on deposit, except amounts retained pursuant to the preceding sentence.

          (c) On or before each Transfer Date with respect to the Accumulation Period and on or before the first Transfer Date with respect to the Rapid Amortization Period, Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
     Section 4.04(a)(vii) with respect to such Transfer Date.

          (d) If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by Indenture Trustee (acting in accordance with the written instructions of Servicer) and deposited into the Finance Charge Account for application as Available Finance Charge Collections for the Related Monthly Period.

          (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, Indenture Trustee, acting in accordance with the written instructions of Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the Holder of the Transferor Interest.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Transfer Date relating to the Rapid Amortization Period and (iii) the Transfer Date immediately preceding the Expected Principal Payment Date, Indenture Trustee, acting in accordance with the written instructions of Servicer, after the prior payment of all amounts owing to the Series 2007-1 Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (A) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (B) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(A) to the Holder of the Transferor Interest. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement. Funds on deposit in the Reserve Account at any time that the Accumulation Period is suspended pursuant to Section 4.14 shall remain on deposit until applied in accordance with subsection 4.10(d), (e) or (f).

     SECTION 4.11. SPREAD ACCOUNT.

          (a) Indenture Trustee shall establish and maintain the Spread Account for the benefit of the Class C Noteholders and the Holder of the Transferor Interest, with an account designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Holder of the Transferor Interest. The Spread Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Class C Noteholders and the Holder of the Transferor Interest. Indenture Trustee, at the written direction of Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.11(f). The Issuer will deposit into the Spread Account on the Closing Date an amount equal to the Required Spread Account Amount.

          (b) On each Transfer Date (but subject to subsections 4.11(c), 4.11(d) and 4.11(f)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Spread Account shall be paid to the Holder of the Transferor Interest by Indenture Trustee upon written direction of Servicer. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsections 4.11(c), 4.11(d) and 4.11(f)), all

     Investment Earnings shall be deemed not to be available or on deposit; provided that after the maturity of the Series 2007-1 Notes has been accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

          (c) If, on any Transfer Date, the aggregate amount of Available Finance Charge Collections otherwise available for application pursuant to subsection 4.04(a)(iv) is less than the aggregate amount required to be deposited into the Distribution Account pursuant to subsection 4.04(a)(iv), Indenture Trustee, at the written direction of Servicer, shall (i) withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, the Indenture Trustee shall also withdraw Investment Earnings credited to the Spread Account in an amount so that the total amount withdrawn equals such deficiency, and (ii) deposit such amount into the Distribution Account for payment to the Class C Noteholders in respect of interest on the Class C Notes pursuant to Section 5.02(c).

          (d) On the date on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in subsection 4.11(c), Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.04(c) on such date) and (ii) the Available Spread Account Amount and, if the amount so withdrawn is not sufficient to reduce the Class C Note Principal Balance to zero, shall also withdraw Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero. Indenture Trustee, upon the written direction of Servicer, or Servicer, shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders in accordance with subsection 5.02(c).

          (e) On the earlier to occur of (i) the Series 2007-1 Final Maturity Date and (ii) the day following the occurrence of an Event of Default with respect to Series 2007-1 and acceleration of the maturity of the Series 2007-1 Notes pursuant to Section 5.03 of the Indenture, Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and Indenture Trustee or Servicer shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders until the Class C Note Principal Balance is paid in full, to the Class A Noteholders until the Class A Note Principal Balance is paid in full, and to the Class B Noteholders until the Class B Note Principal Balance is paid in full, in that order of priority, in accordance with Section 5.02, to fund any shortfalls in amounts owed to such Noteholders.

          (f) If on any Transfer Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account pursuant to subsection 4.04(a)(viii) up to the amount of the Spread Account Deficiency and, if such Available Finance Charge Collections are less than such Spread Account Deficiency, Investment Earnings on the Spread Account shall be held and not distributed pursuant to subsection 4.11(b) until such Spread Account Deficiency is reduced to zero through subsequent deposits pursuant to subsection 4.04(a)(viii).

          (g) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Transfer Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, Indenture Trustee acting in accordance with the instructions of Servicer, shall withdraw an amount equal to such excess and deposit it into the Finance Charge Account for application as Available Finance Charge Collections. On the date on which the Class C Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to subsections 4.11(c), (d) and (e), Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the Holder of the Transferor Interest.

     SECTION 4.12. INVESTMENT INSTRUCTIONS. Any investment instructions required to be given to Indenture Trustee pursuant to the terms hereof must be given to Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event Indenture Trustee receives such investment instruction later than such time, Indenture Trustee may, but shall have no obligation to, make such investment. In the event Indenture Trustee is unable to make an investment required in an investment instruction received by Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by Indenture Trustee on the next succeeding Business Day. In no event shall Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

     SECTION 4.13. ACCUMULATION PERIOD. The Accumulation Period is scheduled to commence at the beginning of business on April 1, 2009; provided that if the Accumulation Period Length (determined as described below) on any Determination Date on or after the January, 2009 Determination Date is less than twelve months, the date on which the Accumulation Period actually commences will be changed to the first Business Day of the month that is the number of whole months prior to the month in which the Expected Principal Payment Date occurs equal to the Accumulation Period Length (so that, as a result of such election, the number of Monthly Periods in the Accumulation Period will equal the Accumulation Period Length); provided that (i) the length of the Accumulation Period will not be less than one month, (ii) such determination of the Accumulation Period Length shall be made on each Determination Date on and after the January, 2009 Determination Date but prior to the commencement of the Accumulation Period, and any postponement of the Accumulation Period shall be subject to the subsequent lengthening of the Accumulation Period to the Accumulation Period Length determined on any subsequent Determination Date, but the Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Indenture Supplement to the contrary, no postponement of the commencement of the Accumulation Period shall be made after a Pay Out Event shall have occurred and be continuing with respect to any other Series. The "Accumulation Period Length" will mean a number of whole months such that the amount available for distribution of principal on the Series 2007-1 Notes on the Expected Principal Payment Date is expected to equal or exceed the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C

Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Servicer shall calculate the Accumulation Period Length on each Determination Date on and after the January, 2009 Determination Date as necessary to determine whether the Accumulation Period is postponed and to set the Reserve Account Funding Date. If the calculation results in a postponement, Servicer shall provide notice in writing to Indenture Trustee, Transferor, Issuer and each Rating Agency. Any notice by Servicer confirming the postponement of the Accumulation Period pursuant to this Section 4.13 shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Accumulation Period. The method for determining the Accumulation Period Length may be changed if the Rating Agency Condition is met.

     SECTION 4.14. SUSPENSION OF ACCUMULATION PERIOD.

          (a) Servicer may elect to suspend the commencement of the Accumulation Period with prior written notice to the Rating Agencies, at any time prior to the Distribution Date preceding the Expected Principal Payment Date. The commencement of the Accumulation Period shall be suspended upon delivery by Servicer to Indenture Trustee of (i) an Officer's Certificate stating that Servicer has elected to suspend the commencement of the Accumulation Period and that all conditions precedent to such suspension set forth in this
     Section 4.14 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. Issuer does hereby transfer, assign, set-over, and otherwise convey to Indenture Trustee for the benefit of the Series 2007-1 Noteholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.14 and all proceeds thereof. Such property shall constitute part of the Trust Estate and Collateral for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Indenture Trustee or any Noteholder of any obligation of Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

          Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to Indenture Trustee, for the benefit of the Series 2007-1 Noteholders, of all of the rights previously held by Issuer under any Qualified Maturity Agreement obtained by Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Indenture, and subject to the terms hereof and thereof, for the benefit of the Series 2007-1 Noteholders.

          (b) Each Qualified Maturity Agreement shall obligate the provider to deposit into the Principal Accumulation Account on or before the Expected Principal Payment Date an amount equal to the initial Note Principal Balance (reduced by any amount on deposit in the Principal Accumulation Account); provided, however, that Issuer may instead elect to fund all or a portion of such deposits with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Transfer Date. The amounts so deposited shall be applied on the Expected Principal Payment Date pursuant to subsection 4.04(c) as if the commencement of the Accumulation Period had not been suspended. The Qualified Maturity Agreement may require that during the period when the Accumulation Period is suspended, upon the occurrence of certain events, Available Principal Collections will be deposited into the Principal Accumulation Account.

          (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Principal Payment Date; provided, however, that Servicer may terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as a Qualified Institution and Issuer is unable to obtain a substitute Qualified Maturity Agreement, (C) a Pay Out Event occurs or (D) an event which may be declared to be a Pay Out Event occurs, whether or not it is declared. In addition, if the available Reserve Account Amount equals the Required Reserve Account Amount, Servicer may terminate a Qualified Maturity Agreement prior to the later of (1) the date on which the Accumulation Period was scheduled to begin, before giving effect to the suspension of the Accumulation Period, and (2) the date to which the commencement of the Accumulation Period is postponed pursuant to
     Section 4.13 (as determined on the Determination Date preceding the date of such termination), in which case the commencement of the Accumulation Period shall be determined as if the commencement had not been postponed. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as a Qualified Institution, Servicer shall use its best efforts to obtain a substitute Qualified Maturity Agreement, unless a substitute Qualified Maturity Agreement is not required for any of the reasons listed in this subsection (c).

          (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Principal Payment Date and the commencement of the Rapid Amortization Period and Issuer does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period shall commence on the latest of
     (i) the beginning of business on April 1, 2009, (ii) the date to which the commencement of the Accumulation Period is postponed pursuant to Section 4.l4 (as determined on the date of such termination) and (iii) the first day of the Monthly Period following the date of such termination. The Issuer shall notify the Rating Agencies if it intends to terminate a Qualified Maturity Agreement prior to the Expected Principal Payment Date.

     SECTION 4.15. DETERMINATION OF LIBOR.

          (a) On each LIBOR Determination Date in respect of an Interest Period, Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity. Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

          (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by Indenture Trustee for such purpose by prior written notice by Indenture Trustee to each Series 2007-1 Noteholder from time to time.

          (c) On each LIBOR Determination Date, Indenture Trustee shall send to Servicer by facsimile transmission, notification of LIBOR for the following Interest Period.

     SECTION 4.16. INTERCHANGE. On or prior to each Determination Date, Transferor shall cause FNBO to notify Servicer of the amount of Interchange to be included as Finance Charge Collections allocable to the Series 2007-1 Notes with respect to the Related Monthly Period, which amount shall be equal to the product of:

          (a) the total amount of Interchange paid or payable to FNBO with respect to such Related Monthly Period;

          (b) a fraction the numerator of which is the volume during the Related Monthly Period of sales net of cash advances on the Accounts and the denominator of which is the amount of sales net of cash advances during the Related Monthly Period on all VISA and MasterCard accounts owned by FNBO; and

          (c) the Allocation Percentage for Finance Charge Collections with respect to such Related Monthly Period.

On each Transfer Date, Transferor shall pay to Servicer, and Servicer shall deposit into the Finance Charge Account, in immediately available funds, an amount equal to the Interchange to be so included as Finance Charge Collections allocable to the Series 2007-1 Notes with respect to the Related Monthly Period. Transferor hereby assigns, sets over, conveys, pledges and grants a security interest and lien to Indenture Trustee for the benefit of the Series 2007-1 Noteholders its security interest in Interchange and the proceeds of Interchange, as set forth in this Section 4.16. In connection with the foregoing grant of a security interest, this Indenture Supplement shall constitute a security agreement under applicable law. To the extent that an Indenture Supplement for a related Series, other than Series 2007-1, assigns, sets over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Notes of any such Series (except that any Series may be subordinated to the Series 2007-1 Notes to the extent specified in any such Indenture Supplement) and the Series 2007-1 Notes shall rank pari passu and be equally and ratably entitled in accordance with their respective allocation percentages for Finance Charge Collections as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture Supplement and other related Indenture Supplements.

     SECTION 4.17. FOREIGN ACCOUNTS. So long as any Series 2007-1 Notes are Outstanding, Receivables arising in Foreign Accounts shall constitute Eligible Receivables for all purposes except that, to the extent that such Receivables exceed 1% (or any higher percentage as to which the Rating Agency Condition has been met) of the aggregate Principal Receivables as of the most recently ended Monthly Period, such Receivables may not be counted for purposes of determining compliance with the tests for the Minimum Transferor Interest and the Minimum Aggregate Principal Receivables.

                                    ARTICLE V

            DELIVERY OF NOTES; DISTRIBUTIONS; REPORTS TO NOTEHOLDERS

     SECTION 5.01. DELIVERY AND PAYMENT FOR THE SERIES 2007-1 NOTES. Issuer shall execute and issue, and Indenture Trustee shall authenticate, the Series 2007-1 Notes in accordance with Section 2.03 of the Indenture. Indenture Trustee shall deliver the Series 2007-1 Notes to or upon the written order of Issuer when so authenticated.

     SECTION 5.02. DISTRIBUTIONS.

          (a) On each Distribution Date, Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and that are payable to the Class A Noteholders pursuant to this Indenture Supplement.

          (b) On each Distribution Date, Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and that are payable to the Class B Noteholders pursuant to this Indenture Supplement.

          (c) On each Distribution Date, Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts on deposit in the Distribution Account (including amounts withdrawn from the Spread Account at the times and in the amounts specified in Section 4.11) that are allocated and available on such Distribution Date and that are payable to the Class C Noteholders pursuant to this Indenture Supplement.

          (d) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

          (e) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2007-1 Noteholders hereunder shall be made by (i) check mailed to each Series 2007-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series 2007-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2007-1 Note or the making of any notation thereon.

     SECTION 5.03. REPORTS AND STATEMENTS TO SERIES 2007-1 NOTEHOLDERS.

          (a) On each Distribution Date, Indenture Trustee shall forward to each Series 2007-1 Noteholder a statement substantially in the form of Exhibit C prepared by Servicer.

          (b) Not later than the second Business Day preceding each Distribution Date, Servicer shall deliver to Owner Trustee, Indenture Trustee and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that Servicer may amend the form of Exhibit B from time to time, with the prior written consent of Indenture Trustee and provided further, that the information set forth in
     Section III of Exhibit B may be provided once for all outstanding Series.

          (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2007-1 Noteholder by a request in writing to Servicer.

          (d) On or before January 31 of each calendar year, beginning with January 31, 2004, Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2007-1 Noteholder, a statement prepared by Servicer containing the information which is required to be contained in the statement to Series 2007-1 Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2007-1 Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by Servicer pursuant to any requirements of the Code as from time to time in effect.

                                   ARTICLE VI

                          SERIES 2007-1 PAY OUT EVENTS

If any one of the following events shall occur with respect to the Series 2007-1
Notes:

          (a) failure on the part of Transferor or the "Transferor" under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five
     (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, Collateral Series Supplement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2007-1 Noteholders which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Indenture Trustee, or to Transferor and Indenture Trustee by Holders of Series 2007-1 Notes evidencing more than 25% of the Note Principal Balance and which continues to materially and adversely affect the interest of the Series 2007-1 Noteholders;

          (b) any representation or warranty made by Transferor or the "Transferor" under the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, or any supplement to either of them, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Transferor by Indenture Trustee, or to Transferor and Indenture Trustee by Holders of Series 2007-1 Notes evidencing more than 25% of the Note Principal Balance and as a result of which the interests of the Noteholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2007-1 Pay Out Event pursuant to this subsection (b) of Article VI shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

          (c) a failure by Transferor or the "Transferor" under the Pooling and Servicing Agreement to convey Receivables arising under Additional Accounts to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.06(a) of the Transfer and Servicing Agreement or subsection 2.06(a) of the Pooling and Servicing Agreement, respectively, provided that such failure shall not give rise to a Pay Out Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest or any variable funding certificate issued under the Pooling and Servicing Agreement to occur, so that, after giving effect to that reduction, the Transferor Interest is not less than the Minimum Transferor Interest and the Aggregate Principal Receivables are not less than the Minimum Aggregate Principal Receivables;

          (d) any Servicer Default or any "Servicer Default" under the Pooling and Servicing Agreement shall occur that would have a material adverse effect on the Series 2007-1 Noteholders;

          (e) the Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

          (f) the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;

          (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2007-1 pursuant to Section 5.02 of the Indenture and acceleration of the maturity of the Series 2007-1 Notes pursuant to Section 5.03 of the Indenture; or

          (h) the occurrence of a Trust Pay Out Event as defined in the Indenture or, prior to the Certificate Trust Termination Date, the occurrence of a Trust Pay Out Event as defined in the Pooling and Servicing Agreement;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either Indenture Trustee or the holders of Series 2007-1 Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2007-1 Notes by notice then given in writing to Transferor and Servicer (and to Indenture Trustee if given by the Series 2007-1 Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2007-1 (a "Series 2007-1 Pay Out Event") has occurred as of the date of such notice, and, in the case of any event described in subsection
(c), (e), (f), (g) or (h) a Series 2007-1 Pay Out Event shall occur without any notice or other action on the part of Indenture Trustee or the Series 2007-1 Noteholders immediately upon the occurrence of such event.

                                   ARTICLE VII

                                   REDEMPTION;
                     FINAL DISTRIBUTIONS; SERIES TERMINATION

     SECTION 7.01. OPTIONAL REDEMPTION OF SERIES 2007-1 NOTES; FINAL DISTRIBUTIONS.

          (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2007-1 Notes is reduced to 10% or less of the initial Note Principal Balance of the Series 2007-1 Notes, Servicer shall have the option to direct Transferor to redeem the Series 2007-1 Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. This option shall not be exercisable if the purchase price (reduced by the amount on deposit in the Principal Accumulation Account available for distribution to Noteholders) exceeds the lesser of the estimated fair value, or the par value plus accrued interest, of a portion of the Receivables in Eligible Accounts then designated to the Receivables Trust equal to the Collateral Amount.

          (b) Servicer shall give Indenture Trustee at least thirty (30) days' prior written notice of the date on which Servicer intends to direct Transferor to make such optional redemption. Not later than 12:00 noon, New York City time, on such day Transferor shall deposit into the Finance Charge Account and Principal Account, as applicable, in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Finance Charge Account and Principal Account in accordance with the foregoing, the Collateral Amount for Series 2007-1 shall be reduced to zero and the Series 2007-1 Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.01(d).

          (c) The amount to be paid by Transferor with respect to Series 2007-1 in connection with a reassignment of Receivables to Transferor pursuant to
     Section 2.04(e) of the Transfer and Servicing Agreement or Section 2.04(e) of the Pooling and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date related to the Reassignment Date.

          (d) With respect to (a) the Reassignment Amount deposited into the Finance Charge Account and Principal Account pursuant to this Section 7.01 or (b) the proceeds of any sale of Receivables pursuant to Section 5.05(a)(iii) of the Indenture with respect to Series 2007-1, Indenture Trustee shall, in accordance with the written direction of Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest Payment for such Distribution Date,
     (B) any Class A Interest Shortfall for such Distribution Date and (C) the amount of Class A Default Interest, if any, for such Distribution Date and any Class A Default Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and
     (y) an amount equal to the sum of (A) Class B Monthly Interest Payment for such Distribution Date, (B) any Class B Interest Shortfall for such Distribution Date and (C) the amount of Class B Default Interest, if any, for such Distribution Date and any Class B Default Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest Payment for such Distribution Date, (B) any Class C Interest Shortfall for such

     Distribution Date, (C) the amount of Class C Default Interest, if any, for such Distribution Date and any Class C Default Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date will be distributed to the Class C Noteholders and (iv) any excess shall be released to Issuer.

     SECTION 7.02. SERIES TERMINATION. On the Series 2007-1 Final Maturity Date, the unpaid principal amount of the Series 2007-1 Notes shall be due and payable, and the right of the Series 2007-1 Noteholders to receive payments from Issuer will be limited solely to the right to receive payments pursuant to Section 5.05 of the Indenture.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION 8.01. RATIFICATION OF INDENTURE; AMENDMENTS. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.01 or 10.02 of the Indenture. For purposes of the application of Section 10.02 to any amendment of this Indenture Supplement, the Series 2007-1 Noteholders shall be the only Noteholders whose vote shall be required. Notwithstanding the provisions of Section 10.02 of the Indenture, Section 13.01(b) of the Pooling and Servicing Agreement and Section 9.01(b) of the Transfer and Servicing Agreement, this Indenture Supplement may be amended to increase the Series Servicing Fee Percentage with the consent of the Holders of Notes representing more than 66 2/3% of the principal balance of each Class of the Outstanding Series 2007-1 Notes and upon compliance with the other provisions of such sections, as applicable, including satisfaction of the Rating Agency Condition.

     SECTION 8.02. FORM OF DELIVERY OF THE NOTES. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as Registered Notes to The Bank of New York, as agent for DTC, Clearstream and Euroclear Bank S.A./N.V., as provided in Sections 2.01, 2.03 and 2.12 of the Indenture.

     SECTION 8.03. COUNTERPARTS. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     SECTION 8.04. GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 8.05. LIMITATION OF LIABILITY. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Wilmington Trust Company, in its individual capacity, have any liability in respect of the representations, warranties, or obligations of Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of Issuer, and for all purposes of this Agreement and each other document, Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     SECTION 8.06. RIGHTS OF INDENTURE TRUSTEE. Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

     SECTION 8.07. ADDITIONAL REQUIREMENTS FOR REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES. All transfers will be subject to the transfer restrictions set forth on the Notes.

                            [Signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        FIRST NATIONAL MASTER NOTE TRUST, as
                                        Issuer

                                        By Wilmington Trust Company, not in its
                                           individual capacity, but solely as
                                           Owner Trustee


                                        By /s/ J. Christopher Murphy
                                           -------------------------------------
                                        Name: J. Christopher Murphy
                                        Title: Financial Services Officer


                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Indenture Trustee


                                        By /s/ Corine D. Twin
                                           -------------------------------------
                                        Name: Corine D. Twin
                                        Title: Assistant Vice President


Acknowledged and Accepted:

FIRST NATIONAL BANK OF OMAHA,
as Servicer


By /s/ Timothy D. Hart
   ----------------------------------
Name: Timothy D. Hart
Title: Senior Vice President


FIRST NATIONAL FUNDING LLC,
as Transferor


By /s/ Karlyn M. Knieriem
   ----------------------------------
Name: Karlyn M. Knieriem
Title: Senior Vice President

                       INDENTURE SUPPLEMENT SIGNATURE PAGE

                                   EXHIBIT A-1

                                     FORM OF
             CLASS A FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST BANKCARD MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS CLASS A NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A

"BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS A NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

REGISTERED                                                         $ __________*
No. R-_____                                                     CUSIP NO. ______

                        FIRST NATIONAL MASTER NOTE TRUST

             CLASS A FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory trust governed by a Trust Agreement dated as of October 16, 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the April, 2013 Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

This Note has been executed by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer, in no event shall Wilmington Trust Company, in its individual capacity, have any liability in respect of the obligations of Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of Issuer, and for all purposes of this Note and each other document, Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

----------
* Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     IN WITNESS WHEREOF, Issuer has caused this Class A Note to be duly executed.

                                        FIRST NATIONAL MASTER NOTE TRUST,
                                        as Issuer

                                        By Wilmington Trust Company, not in its
                                           individual capacity but solely as
                                           Owner Trustee under the Trust
                                           Agreement


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

Dated: April 24, 2007

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Indenture Trustee


                                        By
                                           -------------------------------------
                                           Authorized Signatory
                                        Dated
                                              ----------------------------------

                        FIRST NATIONAL MASTER NOTE TRUST

             CLASS A FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

                         SUMMARY OF TERMS AND CONDITIONS

This Class A Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series 2007-1 (the "Series 2007-1 Notes"), issued under a Master Indenture dated as of October 24, 2002 (the "Master Indenture"), between Issuer and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of April 24, 2007 (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        **
       ------------------------------   --------------------------------------
                                        Signature Guaranteed:

----------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                   EXHIBIT A-2

                                     FORM OF
             CLASS B FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST BANKCARD MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS CLASS B NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS B NOTE

WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

REGISTERED                                                            $________*
No. R-__________                                             CUSIP NO.__________

                        FIRST NATIONAL MASTER NOTE TRUST

             CLASS B FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory trust governed by a Trust Agreement dated as of October 16, 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ____________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the April, 2013 Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

This Note has been executed by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer, in no event shall Wilmington Trust Company, in its individual capacity, have any liability in respect of the obligations of Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of Issuer, and for all purposes of this Note and each other document, Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------
* Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, Issuer has caused this Class B Note to be duly executed.

                                        FIRST NATIONAL MASTER NOTE TRUST,
                                        as Issuer

                                        By Wilmington Trust Company, not in its
                                           individual capacity but solely as
                                           Owner Trustee under the Trust
                                           Agreement


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

Dated: April 24, 2007

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Indenture Trustee


                                        By
                                           -------------------------------------
                                           Authorized Signatory
                                        Dated
                                              ----------------------------------

                        FIRST NATIONAL MASTER NOTE TRUST

             CLASS B FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

                         SUMMARY OF TERMS AND CONDITIONS

This Class B Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series 2007-1 (the "Series 2007-1 Notes"), issued under a Master Indenture dated as of October 24, 2002 (the "Master Indenture"), between Issuer and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of April 24, 2007 (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes and the Class C Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee __________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        **
       ------------------------------   --------------------------------------
                                        Signature Guaranteed:

----------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                   EXHIBIT A-3

                                     FORM OF
             CLASS C FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST BANKCARD MASTER CREDIT CARD TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEBRASKA ("FBMCCT"), FIRST NATIONAL FUNDING CORPORATION, A NEBRASKA BUSINESS CORPORATION ("FNFC"), TRANSFEROR OR ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST FBMCCT, FNFC, TRANSFEROR OR ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS CLASS C NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS C NOTE

WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

REGISTERED                                                           $_________*
No. R- ________                                               CUSIP NO. ________

                        FIRST NATIONAL MASTER NOTE TRUST

             CLASS C FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

First National Master Note Trust (herein referred to as "Issuer"), a Delaware statutory trust governed by a Trust Agreement dated as of October 16, 2002, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of _____________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the April, 2013 Distribution Date, except as otherwise provided below or in the Indenture. Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

This Note has been executed by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer, in no event shall Wilmington Trust Company, in its individual capacity, have any liability in respect of the obligations of Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of Issuer, and for all purposes of this Note and each other document, Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------
* Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, Issuer has caused this Class C Note to be duly executed.

                                        FIRST NATIONAL MASTER NOTE TRUST, as
                                        Issuer

                                        By Wilmington Trust Company, not in its
                                           individual capacity but solely as
                                           Owner Trustee under the Trust
                                           Agreement


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

Dated: April 24, 2007

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., as Indenture Trustee


                                        By
                                           -------------------------------------
                                           Authorized Signatory
                                        Dated
                                              ----------------------------------

                        FIRST NATIONAL MASTER NOTE TRUST

             CLASS C FLOATING RATE ASSET BACKED NOTE, SERIES 2007-1

                         SUMMARY OF TERMS AND CONDITIONS

This Class C Note is one of a duly authorized issue of Notes of Issuer, designated as First National Master Note Trust, Series 2007-1 (the "Series 2007-1 Notes"), issued under a Master Indenture dated as of October 24, 2002 (the "Master Indenture"), between Issuer and The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee"), as supplemented by the Indenture Supplement dated as of April 24, 2007 (the "Indenture Supplement"), and representing the right to receive certain payments from Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes and the Class B Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of Issuer allocated to the payment of this Note for payment hereunder and that neither Owner Trustee nor Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of Indenture Trustee.

THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, ISSUER, FIRST NATIONAL BANK OF OMAHA, FIRST NATIONAL FUNDING CORPORATION, FIRST NATIONAL FUNDING LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                        **
       ------------------------------   --------------------------------------
                                        Signature Guaranteed:

----------
** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                    EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                        NOTIFICATION TO INDENTURE TRUSTEE

                        FIRST NATIONAL MASTER NOTE TRUST
                                  SERIES 2007-1

The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of October 24, 2002 (the "Transfer and Servicing Agreement") between FNBO, as Servicer, First National Funding LLC, as transferor ("Transferor") and First National Master Note Trust, as issuer ("Issuer"), does hereby certify as follows:

          A. Capitalized terms used in this Certificate have their respective meanings set forth in the Master Indenture dated as of October 24, 2002 (the "Indenture") between Issuer and The Bank of New York Trust Company, N.A., as indenture trustee ("Indenture Trustee") as supplemented by the Series 2007-1 Indenture Supplement dated as of April 24, 2007 between Issuer and Indenture Trustee (as amended and supplemented, the "Indenture Supplement").

          B. FNBO is Servicer.

          C. The undersigned is an Authorized Officer of Servicer.

I. INSTRUCTION TO MAKE DEPOSITS AND WITHDRAWALS ON THE TRANSFER DATE ON _____________________, 20 __.

[From the aggregate Collections wired to the Indenture Trustee with respect to the Related Monthly Period on the Transfer Date, the Indenture Trustee shall make deposits to the Series Accounts for Series 2007-1 as follows:

          To the Finance Charge Account         $_____________
          To the Principal Account              $_____________

     [TO BE USED IF SERVICER IS PERMITTED TO MAKE MONTHLY DEPOSITS PURSUANT TO THE POOLING AND SERVICING AGREEMENT OR THE TRANSFER AND SERVICING AGREEMENT, AS APPLICABLE.]

Pursuant to Section 4.09, Servicer does hereby instruct Indenture Trustee to transfer from the Principal Accumulation Account to the Finance Charge Account, the Principal Accumulation Investment Earnings on deposit in the Principal Accumulation Account, if any, for application as Available Finance Charge Collections in the following amounts and to deposit Investment Earnings, if any, on the funds on deposit in the Principal Account, the Finance Charge Account and the Distribution Account to an account designated by Servicer all on the Transfer Date specified above:

          Investment Earnings from Principal Accumulation
             Account to the Finance Charge Account                $_____________

          Investment Earnings on Principal Account, Finance
             Charge Account and Distribution Account to the
             order of Servicer                                    $_____________

Pursuant to Section 4.10, Servicer does hereby instruct Indenture Trustee to withdraw funds from the Reserve Account, and deposit such funds, all in accordance with Section 4.10, in the following amounts and on the Transfer Date specified above:

     A.   Investment Earnings (to the extent not required for
          Required Reserve Account Amount) for deposit on the
          Transfer Date to Finance Charge Account pursuant to
          Section 4.10(b) .....................................   $_____________

     B.   On each Transfer Date with respect to the
          Accumulation Period or the Rapid Amortization Period,
          the Reserve Draw Amount (reduced by amounts otherwise
          available under Section 4.04(a)(vii) for deposit to
          the Reserve Account on such Transfer Date) for
          deposit into the Finance Charge Account pursuant to
          Section 4.10(d) .....................................   $_____________

     C.   Reserve Account Surplus, after giving effect to all
          deposits to and withdrawals from the Reserve Account
          with respect to the Transfer Date, for deposit to the
          Spread Account to the extent required to meet
          Required Spread Account Amount, pursuant to Section
          4.10(e) .............................................   $_____________

     D.   Remaining Reserve Account Surplus, if any, for
          distribution to the Holder of the Transferor
          Interest, pursuant to Section 4.10(e) ...............   $_____________

     E.   On (i) Transfer Date preceding Expected Principal
          Payment Date, (ii) first Transfer Date relating to
          Rapid Amortization Period or (iii) termination of the
          Trust pursuant to Article VII of the Trust Agreement,
          after all payments set forth above, all remaining
          funds, for deposit to the Spread Account to the
          extent required to meet Required Spread Account
          Amount, pursuant to Section 4.10(f) .................   $_____________

     F.   After application pursuant to (E) above, all
          remaining funds for distribution to the Holder of the
          Transferor Interest, pursuant to Section 4.10(f) ....   $_____________

Pursuant to Section 4.11, Servicer does hereby instruct Indenture Trustee to withdraw funds from the Spread Account, and deposit such funds, all in accordance with Section 4.11, in the following amounts and on the Transfer Date specified above:

     A.   On the earlier of the Series 2007-1 Final Maturity
          Date and the day after acceleration of the Notes
          following an Event of Default, for deposit of the
          Available Spread Account Amount to the Distribution
          Account to pay principal, pursuant to Section
          4.11(e) .............................................   $_____________

     B.   On any Transfer Date, for deposit to the Distribution
          Account, pursuant to Section 4.11(c), to the extent
          required for the deposit to be made pursuant to
          subsection 4.04(a)(iv) (reduced by Available Finance
          Charge Collections used for such deposit and using
          Investment Earnings on the Spread Account, if
          needed) ............................................   $_____________

     C.   When the Principal Balance of the Class A Notes and
          the Class B Notes has been paid in full, for deposit
          to the Distribution Account, pursuant to Section
          4.11(d), to the extent required to reduce Class C
          Note Principal Balance to zero, and using Investment
          Earnings on Spread Account, if needed ..............    $_____________

     D.   On any Transfer Date, Investment Earning on the
          Spread Account, after application above, to the
          extent not required to maintain Required Spread
          Account Amount pursuant to subsection 4.11(f), for
          distribution to the Holder of the Transferor
          Interest, pursuant to subsection 4.11(b) ............   $_____________

     E.   On any Transfer Date, after application above, excess
          over Required Spread Account Amount for deposit to
          the Finance Charge Account for application as
          Available Finance Charge Collections pursuant to
          subsection 4.11(g) ..................................   $_____________

Pursuant to Section 4.04, Servicer does hereby instruct Indenture Trustee (i) to make withdrawals from the Finance Charge Account on the Transfer Date specified above, in an aggregate amount equal to the Available Finance Charge Collections, as set forth below and (ii) to apply the proceeds of such withdrawals in accordance with subsection 4.04(a):

     A. Pursuant to subsection 4.04(a)(i), for deposit to the Distribution Account:

          Class A Monthly Interest Payment for the related
          Interest Period .....................................   $_____________

          Class A Interest Shortfall due to Class A
          Noteholders .........................................   $_____________

          Class A Default Interest for the related Distribution
          Date ................................................   $_____________

          Class A Default Interest previously due but not
          distributed to Class A Noteholders ..................   $_____________

     B. Pursuant to subsection 4.04(a)(ii), for deposit to the Distribution Account:

          Class B Monthly Interest Payment for the related
          Interest Period .....................................   $_____________

          Class B Interest Shortfall due to  Class B
          Noteholders .........................................   $_____________

          Class B Default Interest for the related Distribution
          Date ................................................   $_____________

          Class B Default Interest previously due but not
          distributed to Class B Noteholders ..................   $_____________

     C. Pursuant to subsection 4.04(a)(iii), for distribution to the Servicer:

          Noteholder Servicing Fee for the related Distribution
          Date, plus the amount of any Noteholder Servicing Fee
          previously due but not distributed to Servicer on a
          prior Distribution Date .............................   $_____________

     D. Pursuant to subsection 4.04(a)(iv), for deposit into the Distribution Account:

          Class C Monthly Interest Payment for the preceding
          Interest Period .....................................   $_____________

          Class C Interest Shortfall due to Class C
          Noteholders .........................................   $_____________

          Class C Default Interest for the related Distribution
          Date ................................................   $_____________

          Class C Default Interest previously due but not
          distributed to Class C Noteholders ..................   $_____________

     E. Pursuant to subsection 4.04(a)(v), for deposit to the Principal Account:

          Investor Default Amount to be treated as Available
          Principal Collections ...............................   $_____________

          Uncovered Dilution Amount for the related
          Distribution Date to be treated as Available
          Principal Collections ...............................   $_____________

     F. Pursuant to subsection 4.04(a)(vi), for deposit to the Principal Account:

          Investor Charge Offs and the amount of Reallocated
          Principal Collections not previously reimbursed to be
          treated as Available Principal Collections ..........   $_____________

     G.   Pursuant to subsection 4.04(a)(vii):

          Amount to be deposited into the Reserve Account (on
          and after Reserve Account Funding Date) .............   $_____________

     H.   Pursuant to subsection 4.04(a)(viii):

          Amounts to be deposited into the Spread Account .....   $_____________

     I.   Pursuant to subsection 4.04(a)(ix):

          The balance will constitute Excess Finance Charge
          Collections for the related Distribution Date (See
          III below) ..........................................   $_____________

Pursuant to Section 4.04(b) and (c), Servicer does hereby instruct Indenture Trustee (i) to make withdrawals from the Principal Account on the Transfer Date specified above, in an aggregate amount equal to Available Principal Collections, as set forth below, and (ii) to apply the proceeds of such withdrawals in accordance with Section 4.04(b) and (c):

     A.   Pursuant to subsection 4.04(b):

          During the Revolving Period, an amount equal to the
          Available Principal Collections (including amounts
          withdrawn from the Finance Charge Account pursuant to
          subsections 4.04(a)(v) and (vi) and excluding
          Reallocated Principal Collections) to be treated as
          Excess Principal Collections and applied in
          accordance with Section 4.08 (See III below) ........   $_____________

     B.   Pursuant to subsection 4.04(c)(i):

          On each Transfer Date with respect to the
          Accumulation Period, Monthly Principal for such
          Transfer Date to be deposited into the Principal
          Accumulation Account ................................   $_____________

     C.   Pursuant to subsection 4.04(c)(ii):

          On each Transfer Date with respect to the Rapid
          Amortization Period, Monthly Principal for such
          Transfer Date to be deposited to the Distribution
          Account for payment to the Class A Noteholders on the
          related Distribution Date until an aggregate amount
          equal to the Class A Note Principal Balance has been
          so deposited ........................................   $_____________

     D.   Pursuant to subsection 4.04(c)(iii):

          On each Transfer Date with respect to the Rapid
          Amortization Period, after giving effect to Clause
          (C) above, remaining Monthly Principal, if any, to be
          deposited to the Distribution Account for payment to
          the Class B Noteholders on the related Distribution
          Date until an aggregate amount equal to the Class B
          Note Principal Balance has been so deposited ........   $_____________

     E.   Pursuant to subsection 4.04(c)(iv):

          On each Transfer Date with respect to the Rapid
          Amortization Period, after giving effect to Clause
          (D) above, remaining Monthly Principal, if any, to be
          deposited to the Distribution Account for payment to
          the Class C Noteholders, on the related Distribution
          Date until an aggregate amount equal to the Class C
          Note Principal Balance has been so deposited ........   $_____________

     F.   Pursuant to subsection 4.04(c)(v):

          Available Principal Collections, if any, remaining
          after giving effect to Clauses (B) through (E) above,
          to be treated as Excess Principal Collections .......   $_____________

Pursuant to Section 4.06, Servicer does hereby instruct Indenture Trustee (i) to make a withdrawal from the Principal Account on the Transfer Date specified above, as set forth below and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.06:

          Reallocated Principal Collections, up to the amount
          required to fund any deficiency pursuant to and in
          the priority set forth in subsections 4.04(a)(i),
          (ii) and (iii) of the Indenture Supplement (after
          application of Excess Finance Charge Collections from
          other Series and amounts available from the Reserve
          Account) to be deposited to the Distribution Account
          for payment to the Class A and Class B Noteholders or
          distributed to the Servicer as set forth below ......   $_____________


          $_____________ to Distribution Account
          $_____________ to Servicer

II. INSTRUCTIONS TO MAKE CERTAIN PAYMENTS ON THE DISTRIBUTION DATE ON __________________, 20__.

Pursuant to Section 5.02, Servicer does hereby instruct Indenture Trustee or Paying Agent, as the case may be, to pay in accordance with Section 5.02 from the Distribution Account or the Principal Accumulation Account, as applicable, on the Distribution Date specified above, the following amounts:

          A.   Pursuant to subsection 5.02(a):

          (1)  Class A Noteholder's pro rata share of the
               amounts on deposit in the Distribution Account
               that are allocated and available on such
               Distribution Date to pay interest on the Class A
               Notes pursuant to the Indenture Supplement......   $_____________

          (2)  Class A Noteholder's pro rata share of the
               amounts on deposit in the Distribution Account
               that are allocated and available on such
               Distribution Date to pay principal of the Class
               A Notes pursuant to the Indenture Supplement....   $_____________

          B.   Pursuant to subsection 5.02(b):

          (1)  Class B Noteholder's pro rata share of the
               amounts on deposit in the Distribution Account
               that are allocated and available on such
               Distribution Date to pay interest on the Class B
               Notes pursuant to the Indenture Supplement......   $_____________

          (2)  Class B Noteholder's pro rata share of the
               amounts on deposit in the Distribution Account
               that are allocated and available on such
               Distribution Date to pay principal of the Class
               B Notes pursuant to the Indenture Supplement....   $_____________

          C.   Pursuant to subsection 5.02(c):

          (1)  Class C Noteholder's pro rata share of the
               amounts on deposit in the Distribution Account
               that are allocated and available on such
               Distribution Date to pay interest on the Class C
               Notes pursuant to the Indenture Supplement,
               including amounts withdrawn from the Spread
               Account.........................................   $_____________

          (2)  Class C Noteholder's pro rata share of the
               amounts on deposit in the Distribution Account
               that are allocated and available on such
               Distribution Date to pay principal of the Class
               C Notes pursuant to the Indenture Supplement....   $_____________

III. EXCESS AMOUNTS.

Pursuant to Section 4.07 and Section 4.03(f) of the Pooling and Servicing Agreement or Section 8.06 of the Indenture, as applicable, Servicer does hereby instruct Indenture Trustee to apply Excess Finance Charge Collections from all Series in Group One in the following amounts and priorities on the Transfer Date specified above:

          A. Aggregate Excess Finance Charge Collections, by Series:

               Series [__________] ............................   $_____________
               Series [__________] ............................   $_____________
               Total ..........................................   $_____________

          B.   Allocated to finance charge shortfalls:

               Series [__________] ............................   $_____________
               Series [__________] ............................   $_____________
               Total ..........................................   $_____________

          C.   Allocated to excess servicing fees:

               Series [__________] ............................   $_____________
               Series [__________] ............................   $_____________
               Total ..........................................   $_____________

          D.   Remainder distributed to Holder of Transferor
               Interest .......................................   $_____________

Pursuant to Section 4.08 and subsections 4.02(e) and 4.03(e) of the Pooling and Servicing Agreement or Sections 8.03 and 8.05 of the Indenture, as applicable, Servicer does hereby instruct Indenture Trustee to apply Excess Principal Collections from all Principal Sharing Series in Group One and, if needed, amounts on deposit in the Excess Funding Account, in the following amounts and priorities on the related Distribution Date:

          A.   Aggregate Excess Principal Collections, by
               Series:

               Series [__________] ............................   $_____________
               Series [__________] ............................   $_____________
               Total ..........................................   $_____________

          B. Allocated to principal shortfalls and deposited to the related Series Account:

               Series [__________] ............................   $_____________
               Series [__________] ............................   $_____________
               Total ..........................................   $_____________

          C. Allocated to variable funding series principal payments at Transferor's direction:

               Series [__________] ............................   $_____________
               Series [__________] ............................   $_____________
               Total ..........................................   $_____________

          D.   Deposited to Excess Funding Account to maintain
               Minimum Transferor Interest and Minimum
               Aggregate Principal Receivables ................   $_____________

          E.   Remainder distributed to Holder of Transferor
               Interest .......................................   $_____________

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________________, 200_.

                                        FIRST NATIONAL BANK OF OMAHA,
                                        as Servicer


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

                                    EXHIBIT C

                      FORM OF MONTHLY REPORT TO NOTEHOLDERS

                 FIRST NATIONAL MASTER NOTE TRUST SERIES 2007-1

The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing Agreement dated as of October 24, 2002 (as amended, the "Transfer and Servicing Agreement") by and between FNBO, as Servicer, First National Funding LLC, as Transferor, and First National Master Note Trust, as Issuer, does hereby certify as follows:

(a) The rights of the Issuer under the Transfer and Servicing Agreement have been assigned to The Bank of New York Trust Company, N.A., as indenture trustee (the "Indenture Trustee"), under the Master Indenture dated as of October 24, 2002 (the "Indenture"), by and between Issuer and the Indenture Trustee, and acknowledged by Transferor and Servicer, as supplemented by the Series 2007-1 Indenture Supplement, dated as of April 24, 2007, by and between Issuer and Indenture Trustee, and acknowledged by Transferor and Servicer (the "Supplement"). Capitalized terms used in this report have their respective meanings set forth in the Supplement. References herein to certain sections and subsections are references to the respective sections and subsections of the Supplement. This report is delivered pursuant to Section 5.03(a) of the Supplement.

(b) FNBO is the Servicer under the Transferor and Servicing Agreement and the Pooling and Servicing Agreement.

(c) The undersigned is a Servicing Officer.

(d) With respect to this Certificate:

    The Monthly Period is:                 __________________
    The Determination Date is:             __________________
    The Record Date is:                    __________________
    The Transfer Date is:                  __________________
    The Distribution Date is:              __________________
    The Controlled Accumulation Date is:   __________________
    The Interest Period begins:            __________________
    The Interest Period ends:              __________________
    Number of days in Interest Period:     __________________
       [Show by class if different]

(e) To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                         [If applicable, insert "None."]

(f) To the knowledge of the undersigned, no Series 2007-1 Pay Out Event and no Trust Pay Out Event has occurred except as described below:

                         [If applicable, insert "None"]

(g) As of the date hereof the Available Spread Account Amount equals the Required Spread Account Amount and, if the Reserve Account Funding Date has occurred, the Available Reserve Account Amount equals the Required Reserve Account Amount.

A. INFORMATION REGARDING THE PERFORMANCE OF THE RECEIVABLES

1.  Number of Accounts at Beginning of Monthly Period              _____________
    Number of Accounts at End of Monthly Period                    _____________
    Average Account Balance at End of Monthly Period               _____________

2.  Principal Receivables
    (a) Beginning of Monthly Period                                _____________
    (b) End of Monthly Period                                      _____________
    (c) [Average Principal Receivables at End of Monthly Period]   _____________

3.  Increase in Principal Receivables from Account Additions       _____________
    Increase in Finance Charge Receivables from Account Additions  _____________
    Increase in Total Receivables from Account Additions           _____________

4.  Decrease in Principal Receivables from Removed Accounts        _____________
    Decrease in Finance Charge Receivables from Removed Accounts   _____________
    Decrease in Total Receivables from Removed Accounts            _____________

5.  Delinquent Balances

         Delinquency                       Aggregate Account     Percentage of
          Category                              Balance        Total Receivables
         -----------                       -----------------   -----------------
    (a) 30 to 59 days                      _________________   _________________
    (b) 60 to 89 days                      _________________   _________________
    (c) 90 to 119 days                     _________________   _________________
    (d) 120 to 149 days                    _________________   _________________
    (e) 150 or more days                   _________________   _________________
           Total:                          _________________   _________________

6.  Aggregate amount of Collections                                _____________
    (a) Total Collections                                          _____________
    (b) Total Principal Collections                                _____________
    (c) Total Finance Charge Collections                           _____________
    (d) Aggregate Allocation Percentages for Outstanding Series    _____________
    (e) Aggregate Allocation Percentages of Principal Collections  _____________
    (f) Aggregate Allocation Percentages of Finance Charge
        Collections                                                _____________

7.  Aggregate amount of Principal Receivables in Accounts which
    became Defaulted Accounts during the Monthly Period            _____________

8.  Servicer Interchange                                           _____________

9.  The aggregate amount of Finance Charge Collections for the
    Receivables Trust for the Monthly Period
    (a) Interchange                                                _____________
    (b) Recoveries                                                 _____________
    (c) Finance Charges and Fees                                   _____________
    (d) Discount Receivables                                       _____________
        Total                                                      _____________

10. Aggregate Uncovered Dilution Amount for the Monthly Period     _____________

11. End of Monthly Period Trust Receivables                        _____________

B. OUTSTANDING SECURITIES INFORMATION (TRUST LEVEL)

1.  Outstanding principal balance of all securities secured by pool assets (sum of all Series)
    (a) At end of prior Distribution Date                          _____________
    (b) Increase due to new securities issued                      _____________
    (c) Decrease due to principal payments                         _____________
    (d) Increases in variable securities                           _____________
    (e) Decreases in variable securities                           _____________
    (f) At end of Distribution Date                                _____________

C. INFORMATION REGARDING THE SERIES 2007-1 NOTES

1.  Collateral Amount at the close of business on the prior
    Distribution Date                                              _____________
    (a) Reductions due to Investor Charge-Offs (including
        Uncovered Dilution Amounts) made on the Distribution Date  _____________
    (b) Reimbursements to be made on the Distribution Date from
        Available Finance Charge Collections                       _____________
    (c) Collateral Amount at the close of business on the
        Distribution Date                                          _____________

2.  Note Principal Balance at the close of business on the prior
    Distribution Date
    (a) Class A Note Principal Balance                             _____________
    (b) Class B Note Principal Balance                             _____________
    (c) Class C Note Principal Balance                             _____________
           Total Note Principal Balance                            _____________

3.  Series Allocation Percentages for the Monthly Period
    (a) Principal Collections                                      _____________
    (b) Finance Charge Collections                                 _____________
    (c) Default Amounts                                            _____________

4.  Investor Principal Collections processed during the Monthly
    Period and allocated to the Series                             _____________

5.  Excess Principal Collections available from other Group I
    Series allocated to the Series                                 _____________

6.  Aggregate amounts treated as Available Principal Collections
    pursuant to subsections 4.04(a)(v) and (vi)                    _____________

7.  Reallocated Principal Collections (up to the Monthly
    Principal Reallocation Amount) applied pursuant to Section
    4.06                                                           _____________

8.  AVAILABLE PRINCIPAL COLLECTIONS (4+5+6-7)                      _____________

9.  Principal Accumulation Investment Earnings                     _____________

10. Investor Finance Charge Collections (including Interchange
    and Recoveries) processed during the Monthly Period            _____________

11. Excess Finance Charge Collections from Group I allocated to
    the Series                                                     _____________

12. Reserve Account withdrawals pursuant to Section 4.10(b)
    or (d)                                                         _____________

13. Excess amounts from Spread Account treated as Available
    Finance Charge Collections pursuant to Section 4.11(g)         _____________

14. AVAILABLE FINANCE CHARGE COLLECTIONS (9+10+11+12+13)           _____________

15. Available Finance Charge Collections were allocated in the
    following priority:                                            _____________

    (a) to Class A Noteholders,
           Class A Monthly Interest                                _____________
           Class A Interest Shortfall                              _____________

           Class A Default Amount                                  _____________
           Class A Default Amount previously due but not
           distributed                                             _____________
           Total                                                   _____________

    (b) to Class B Noteholders,
           Class B Monthly Interest                                _____________
           Class B Interest Shortfall                              _____________
           Class B Default Amount                                  _____________
           Class B Default Amount previously due but not
           distributed                                             _____________
           Total                                                   _____________

    (c) to Servicer, the Noteholder Servicing Fee
           (after adjustment for Servicer Interchange shortfall,
           if any)                                                 _____________

    (d) to Class C Noteholders,
           Class C Monthly Interest                                _____________
           Class C Interest Shortfall                              _____________
           Class C Default Amount                                  _____________
           Class C Default Amount previously due but not
           distributed                                             _____________
           Total                                                   _____________

    (e) Investor Default Amount and Uncovered Dilution Amount
        were included in Available Principal Collections           _____________

    (f) Investor Charge-Offs and Reallocated Principal
        Collections not previously reimbursed were included in
        Available Principal Collections                            _____________

    (g) to Reserve Account, excess of Required Reserve Account
        Amount over the Available Reserve Account Amount           _____________

    (h) to Spread Account, excess of Required Spread Account
        Amount over Available Spread Account Amount                _____________

    (i) balance constitutes Excess Finance Charge Collections      _____________

16. Available Principal Charge Collections were allocated in the following priority:

    (a) during Revolving Period, treated as Excess Principal
        Collections                                                _____________

    (b) with respect to Accumulation Period,
        (i)   Monthly Principal deposited to Principal
              Accumulation Account                                 _____________

        (ii)  balance treated as Excess Principal Collections      _____________

    (c) with respect to Rapid Amortization Period,
        (i)   Monthly Principal to Class A Noteholders up to
              Class A Note Principal Balance                       _____________
        (ii)  Monthly Principal to Class B Noteholders up to
              Class B Note Principal Balance                       _____________
        (iii) Monthly Principal to Class C Noteholders up to
              Class C Note Principal Balance                       _____________
        (iv)  balance treated as Excess Principal Collections      _____________

17. Excess funds were allocated in the following order of priority:

    (a) Excess Finance Charge Collections,
        (i)   to other Excess Allocation Series in Group One, for
              finance charge shortfalls                            _____________
        (ii)  to the Successor Servicer, for unpaid excess
              servicing fees                                       _____________
                 For this Series                                   _____________
                 For other Series                                  _____________
        (iii) the balance to Holder of Transferor Interest         _____________

    (b) Excess Principal Collections,
        (i)   to other Excess Allocation Series in Group One, for
              principal shortfalls                                 _____________
        (ii)  applied as principal for variable funding
              Certificates or Notes in Group One                   _____________
        (iii) the balance to Holder of Transferor Interest         _____________

18. Principal Receivables in Accounts which became Defaulted
    Accounts during the Monthly Period which were allocated to
    the Series                                                     _____________
    (a) Default Amount                                             _____________
    (b) Allocation Percentage (B.3.(c) above)                      _____________
    (c) Total Investor Default Amount (axb)                        _____________

19. Uncovered Dilution Amount allocated to the Series for the
    Monthly Period
    (a) Dilutions not covered by Transferor                        _____________
    (b) Allocation Percentage (B.3(c) above)                       _____________
    (c) Total Uncovered Dilution Amount (axb)                      _____________

20. Investor Charge-Offs (including any Uncovered Dilution Amount
    not covered by Transferor) for the Monthly Period              _____________

21. Ratings of the Class A Notes
    Moody's                                                        _____________
    S&P                                                            _____________

22. Ratings of the Class B Notes
    Moody's                                                        _____________
    S&P                                                            _____________

23. Ratings of the Class C Notes
    Moody's                                                        _____________
    S&P                                                            _____________

24. Note Interest Rate for the Monthly Period
    (a) Class A Note Interest Rate
    (b) Class B Note Interest Rate
    (c) Class C Note Interest Rate

25. Ending Note Principal Balance on the Distribution Date, after taking into account distributions on the Notes:
    (a) Class A Note Principal Balance
    (b) Class B Note Principal Balance
    (c) Class C Note Principal Balance                             _____________
    Total Note Principal Balance                                   _____________

D. QUARTERLY NET YIELD

                                   [__________]    [__________]    [__________]
                                  Monthly Period  Monthly Period  Monthly Period
                                  --------------  --------------  --------------
Yield                             [___]%          [___]%          [___]%
Less Investor Default Amt (18c)   [___]%          [___]%          [___]%
Less Uncovered Dilution Amt
   (19c)                          [___]%          [___]%          [___]%

   (a) Portfolio Yield                    [___]%          [___]%          [___]%

Monthly Interest                  [___]%          [___]%          [___]%
Plus Noteholder Servicing Fee     [___]%          [___]%          [___]%

   (b) Base Rate                          [___]%          [___]%          [___]%

   (a)-(b) = Net Yield
      Percentage                  [___]%          [___]%          [___]%

   Quarterly Net Yield for Distribution Date [___]%

E. INFORMATION REGARDING THE PRINCIPAL ACCUMULATION ACCOUNT

1.  Opening Principal Accumulation Account Balance on the
    Distribution Date                                              _____________

2.  Controlled Deposit Amount to be deposited to the Principal
    Accumulation Account on the Distribution Date
    (a) Controlled Accumulation Amount                             _____________
    (b) Accumulation Shortfall                                     _____________
    (c) Controlled Deposit Amount (a+b)                            _____________

3.  Amounts withdrawn from the Principal Accumulation Account for distribution to Noteholders on the Distribution Date
    (a) Distribution in reduction of the Class A Notes             _____________
    (b) Distribution in reduction of the Class B Notes             _____________
    (c) Distribution in reduction of the Class C Notes             _____________

4.  Principal Accumulation Account ending balance after
    deposit/withdrawal on the Distribution Date                    _____________

F. INFORMATION REGARDING THE SPREAD ACCOUNT

1.  Opening Available Spread Account Amount on the Distribution
    Date                                                           _____________

2.  Aggregate amount required to be withdrawn pursuant to Section
    4.11(c) for distribution to Class C Noteholders pursuant to
    Section 4.04(a)(iv)                                            _____________

3.  Aggregate amount required to be withdrawn pursuant to Section
    4.11(d) or 4.11(e) for distribution in reduction of the Class
    C Note Principal Balance                                       _____________

4.  Spread Account Percentage for the Distribution Date            _____________

5.  Closing Required Spread Account Amount for the Distribution
    Date                                                           _____________

6.  Amount on deposit in Spread Account after required
    withdrawals on the Distribution Date (1-(2+3))                 _____________

7.  Spread Account Deficiency, if any (5 minus 6)                  _____________

8.  Amounts deposited pursuant to Section 4.04(a)(viii) or
    4.10(e)                                                        _____________

9.  Remaining Spread Account Deficiency, if any (7 minus 8)        _____________

10. Spread Account Surplus, if any (6 minus 5), included in
    Available Finance Charge Collections                           _____________

G. INFORMATION REGARDING THE RESERVE ACCOUNT

1.  Reserve Account Funding Date                                   _____________

2.  Opening Available Reserve Account Amount on the Distribution
    Date                                                           _____________

3.  Aggregate amount required to be withdrawn pursuant to Section
    4.10(d) for inclusion in Available Finance Charge
    Collections:
    (a) Covered Amount                                             _____________
    (b) Principal Accumulation Investment Earnings                 _____________
    (c) Reserve Draw Amount (a MINUS b)                            _____________

4.  Required Reserve Account Amount                                _____________

5.  Reserve Account Surplus (4-(2-3))                              _____________

H. INFORMATION REGARDING ACCUMULATION PERIOD

1.  Accumulation Period Length (months)                            _____________

2.  Controlled Accumulation Amount
    (as recalculated, if Accumulation Period Length is shortened
    pursuant to Section 4.13)                                      _____________

IN WITNESS thereof, the undersigned has duly executed and delivered this Certificate the ____ day of _________________, 20__.

                                        FIRST NATIONAL BANK OF OMAHA,
                                        Servicer


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

                                  ATTACHMENT 1
                                       TO
                      FORM OF MONTHLY REPORT TO NOTEHOLDERS

                             SERVICER'S CERTIFICATE

The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing Agreement dated as of October 24, 2002, as amended (the "Transfer and Servicing Agreement"), by and between FNBO, as Servicer, First National Funding LLC, as Transferor, and First National Master Note Trust, as Issuer, does hereby certify as follows:

1.   The Transferor Interest is less than Minimum Transferor
     Interest                                                          [Yes][No]

     (a)  Transferor Interest as of the end of the Related Monthly
          Period                                                       _________

     (b)  Minimum Transferor Interest as of the end of the Related
          Monthly Period                                               _________

2.   The Aggregate Principal Receivables is less than the Minimum
     Aggregate Principal Receivables                                   [Yes][No]

     (a)  Aggregate Principal Receivables as of the end of the
          Related Monthly Period                                       _________

     (b)  Minimum Aggregate Principal Receivables as of the end of
          the Related Monthly Period                                   _________

3.   Are there any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments? If the answer is
     yes, please describe.                                             [Yes][No]

4.   Are there any material breaches of representations and
     warranties relating to the pool assets or material breaches of covenants under the Transaction Documents? If the answer is
     yes, please describe.                                             [Yes][No]

5.   Are there any material changes in the solicitation,
     credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to
     originate, acquire or select the new pool assets? If the answer
     is yes, please describe.                                          [Yes][No]

6.   Are there any material changes to the pool assets? If the
     answer is yes, please describe.                                   [Yes][No]

IN WITNESS thereof, the undersigned has duly executed and delivered this Certificate the ___ day of ______________________, 20__.

                                        FIRST NATIONAL BANK OF OMAHA,
                                        Servicer


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------

                                    EXHIBIT D

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                          FIRST NATIONAL BANK OF OMAHA

                 FIRST NATIONAL MASTER NOTE TRUST, SERIES 2007-1

The undersigned, a duly authorized representative of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of October 24, 2002 (as amended and supplemented, the "Transfer and Servicing Agreement"), among First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer and First National Master Note Trust, as Issuer, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture dated as of October 24, 2002 (as amended or supplemented, the "Master Indenture"), between Issuer and The Bank of New York, as indenture trustee ("Indenture Trustee") as supplemented by the Series 2007-1 Indenture Supplement, dated as of April 24, 2007, between Issuer and Indenture Trustee (as amended and supplemented, the "Indenture Supplement") and together with the Master Indenture, the "Indenture"), as applicable.

2. FNBO is, as of the date hereof, Servicer under the Transfer and Servicing Agreement.

3. The undersigned is an Authorized Officer of Servicer.

4. This Certificate relates to the Distribution Date occurring on ____________, 200__.

5. As of the date hereof, to the best knowledge of the undersigned, Servicer has performed in all material respects all of its obligations under the Transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by Servicer, if any, to remedy such default and (iii) the current status of each such default]; if applicable, insert "None."

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___ day of _____________________, 20__.

                                        FIRST NATIONAL BANK OF OMAHA,
                                        as Servicer


                                        By
                                           -------------------------------------
                                        Name
                                             -----------------------------------
                                        Title
                                              ----------------------------------